UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2022

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 6000	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
On November 8, 2022, Cardlytics, Inc. (the “Company”) committed to and effectuated a plan of termination of 51 employees. This decision was based on cost-reduction initiatives intended to reduce operating expenses and allow the Company to focus on key growth priorities.
The Company currently estimates that it will incur charges of approximately $1.1 million in connection with the reduction in force, primarily consisting of severance payments, employee benefits and related costs. The Company expects that substantially all of these charges will be incurred in the fourth quarter of 2022, and that the reduction in force will be substantially complete by the first quarter of 2023, subject to local law and consultation requirements, which may extend the process beyond the first quarter of 2023 in certain countries. The charges the Company expects to incur are subject to assumptions, including local law requirements, and actual expenses may differ materially from the estimates disclosed above.
ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.
Resignation of Scott D. Grimes
On November 11, 2022, Scott D. Grimes resigned from all positions with the Company, including but not limited to that of the Executive Chairman of the Board of Directors (the “Board”) of the Company. Mr. Grimes’ resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Grimes’ departure, on November 11, 2022, the Company and Mr. Grimes entered into a Resignation and Release Agreement (the “Grimes Resignation and Release Agreement”), which replaces the existing Amended and Restated Separation Pay Agreement between Mr. Grimes and the Company. The Grimes Resignation and Release Agreement provides that 51,117 unvested restricted stock units held by Mr. Grimes shall be accelerated and vest by November 18, 2022. All other restricted stock units and all performance stock units held by Mr. Grimes were forfeited for no consideration. Mr. Grimes is also entitled to reimbursement on a monthly basis for the COBRA premiums actually paid by Mr. Grimes to continue Mr. Grimes’ and his covered dependents’ health insurance coverage in effect on the date of separation for up to eighteen months following the date of separation, subject to certain criteria. The Grimes Resignation and Release Agreement contains a release and certain restrictive covenants that are binding upon Mr. Grimes.
Resignation of Lynne Laube
On November 11, 2022, Lynne Laube resigned from all positions with the Company, including but not limited to that of Advisor to the Chief Executive Officer and Director of the Board of the Company. Ms. Laube’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Ms. Laube’s departure, on November 11, 2022, the Company and Ms. Laube entered into a Resignation and Release Agreement (the “Laube Resignation and Release Agreement”), which replaced the existing Transition Agreement and Amended and Restated Separation Pay Agreement between Ms. Laube and the Company. The Laube Resignation and Release Agreement provides that 65,372 unvested restricted stock units held by Ms. Laube shall be accelerated and vest by November 18, 2022. All other restricted stock units and all performance stock units held by Ms. Laube were forfeited for no consideration. Ms. Laube is also entitled to reimbursement on a monthly basis for the COBRA premiums actually paid by Ms. Laube to continue Ms. Laube’s and her covered dependents’ health insurance coverage in effect on the date of separation for up to eighteen months following the date of separation, subject to certain criteria. The Laube Resignation and Release Agreement contains a release and certain restrictive covenants that are binding upon Ms. Laube.
The foregoing descriptions of the Grimes Resignation and Release Agreement and the Laube Resignation and Release Agreement are not complete and are qualified in their entirety by reference to the Laube Resignation and Release Agreement and the Grimes Resignation and Release Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K and are incorporated herein by reference.
Board of Director Changes
In connection with the resignation of Mr. Grimes as Executive Chairman, on November 12, 2022, the Board also approved the appointment of Board member John V. Balen as Board Chairman, effective immediately, in addition to his ongoing service on the Board’s Compensation Committee and Nominating and Corporate Governance Committee. Prior to this appointment, Mr. Balen served as the Lead Independent Director of the Board.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits

Exhibit	Exhibit Description
10.1	The Laube Resignation and Release Agreement
10.2	The Grimes Resignation and Release Agreement
Forward Looking Statements
This report includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. These statements include the estimate of charges to be incurred in connection with the reduction in force, the timing of the charges and the Company’s ability to reduce operating expenses. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements may differ materially from the future results, performance and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. A description of the risks and uncertainties that may arise are set forth in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 1, 2022 and the Company’s other periodic reports that it files with the Securities and Exchange Commission from time to time. The statements made in this report are based on information available to the Company as of the date of this report and the Company undertakes no obligation to update any of the forward-looking statements after the date of this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	November 14, 2022	By:	/s/ Andrew Christiansen
Andrew Christiansen
Chief Financial Officer (Principal Financial and Accounting Officer)